American Funds Insurance Series® Prospectus Supplement December 1, 2021 (for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares prospectuses each dated May 1, 2021, as supplemented to date)

1. With respect to the Class 1, Class 1A, Class 2, Class 3 and Class 4 shares prospectuses, the second paragraph under the heading titled “Investment objectives, strategies, risks” in the American High-Income Trust section of the prospectus:

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 / BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a portion of its assets in securities of issuers domiciled outside the United States. The fund may invest in debt securities of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may also invest in equity securities (including common stock, preferred stock, warrants, rights and equity linked notes) received out of a restructuring or corporate action, or in equity securities of issuers of high yield debt (debt rated Ba1 / BB+ or below) within the same or related corporate structure.

2. With respect to the Class 1, Class 1A, Class 2 and Class 4 shares prospectuses only, the following is added to the subsection titled “Management and organization – The Capital SystemSM” in the Global Growth Fund section of the prospectus:

Roz Hongsaranagon, Partner, Capital World Investors, serves as an equity portfolio manager for the fund. Roz has 19 years of experience, all with Capital Research and Management Company or affiliate. She has three years of experience in managing the fund.

3. With respect to the Class 1, Class 1A, Class 2, Class 3 and Class 4 shares prospectuses, the following is added to the subsection titled “Management and organization – The Capital SystemSM” in the International Fund section of the prospectus:

Jesper Lyckeus no longer manages money in the fund.

Keep this supplement with your prospectus.

Lit. No. INA8BS-104-1221O CGD/8024-S87599

American Funds Insurance Series®

Statement of Additional

Information Supplement

December 1, 2021

(for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares statement of additional information dated May 1, 2021, as supplemented to date)

1. The language under the heading “Debt Instruments” in the “Certain investment limitations and guidelines - American High-Income Trust” section of the statement of additional information is amended to read as follows:

The fund will invest at least 80% of its assets in lower quality, lower rated debt securities (rated Ba1 / BB+ or below (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loans, and other similar securities. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the middle rating, consistent with the fund’s investment policies. If only two agencies rate a security, the lower rating is used. If only one rates a security, that single rating is used.

2. The information under the heading “Equity securities and securities with debt and equity characteristics” in the “Certain investment limitations and guidelines - American High-Income Trust” section of the statement of additional information is amended to read as follows:

Equity
·	The fund may invest in equity securities (including common stock, preferred stock, warrants, rights and equity linked notes) received out of a restructuring or corporate action, or in equity securities of issuers of high yield debt (debt rated Ba1 / BB+ or below) within the same or related corporate structure.

3. The table under the heading “Portfolio manager fund holdings and management of other accounts” in the “Management of the Series” section is amended solely with respect to the funds listed below to read as follows:

Portfolio manager/ Investment professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions)[1]		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions)[1,2]
Global Growth Fund
Patrice Collette	1	$19.1	1	$0.16	None
Paul Flynn	3	$135.5	1	$0.16	None
Jonathan Knowles	5	$446.8	4	$14.79	None
Roz Hongsaranagon	1	$81.2	None		None
International Fund
Sung Lee	4	$306.6	3	$2.59	None
Renaud H. Samyn	2	$71.3	None		None
Nicholas J. Grace	3	$251.1	2	$2.35	None
Christopher Thomsen	3	$251.1	2	$2.35	None

Keep this supplement with your statement of additional information.

Lit. No. INA8BS-105-1221O CGD/8024-S87600